EXHIBIT 10.3
SiGe Semiconductor, Inc.
a Delaware corporation

2002 STOCK PLAN
As originally adopted January 21, 2003,
effective December 20, 2002
and Amended and Restated August 20, 2004,
Amended February 17, 2006,
April 5, 2007, April 24, 2007
and May 7, 2009

SIGE SEMICONDUCTOR INC.
2002 STOCK PLAN
TABLE OF CONTENTS

1.	Purpose	3
2.	Definitions	3
3.	Awards	6
4.	Effective Date	6
5.	Stock Covered by the Plan	7
6.	Administration	7
7.	Eligible Recipients	9
8.	Duration of the Plan	9
9.	Terms and Conditions of Awards	9
10.	Restrictions on Incentive Options	14
11.	Dissolution or Liquidation	15
12.	Adjustment in Shares	15
13.	Acquisition Events	15
14.	Investment Representations; Transfer Restrictions	16
15.	Lock-up Agreement	17
16.	Securities Law Compliance	17
17.	Termination or Amendment of Plan	17

SiGe Semiconductor, Inc.
a Delaware corporation
2002 Stock Plan
1.	Purpose.

The purpose of this SiGe Semiconductor, Inc. 2002 Stock Plan (the “Plan”) is to advance the interests of SiGe Semiconductor, Inc., a Delaware corporation (the “Company”), by (i) strengthening the ability of the Company to attract, retain and motivate key employees, directors, consultants and other individual contributors of or to the Company or any present or future parent or subsidiary of the Company (together with the Company, the “Company Group”) by providing them with an opportunity to purchase stock of the Company and thereby permitting them to share in the Company’s success and (ii) further aligning such persons’ interests with those of the Company’s other stockholders through compensation that is based on the Company’s Common Stock.

All capitalized terms not defined herein shall have the meaning set forth in Section 2 of this Plan.
2.	Definitions.
(a)	“Acquisition Event” has the meaning set forth in Section 13 below.

(b)	“Affiliated Entity” means a person or company that is deemed to be an affiliated entity of the Company pursuant to Section 1.1 of MI 45-105.

(c)	“Associate” has the meaning given to the term “associate” in Section 1(1) of the OSA.

(d)	“Award” means any award or benefit granted under the Plan, including, without limitation, the grant of Options (including Incentive Options or Nonqualified Options), Purchase Authorizations and Stock Bonuses.

(e)	“Board” means the Board of Directors of the Company.

(f)	“Canadian Subsidiary” means SiGe Semiconductor Inc., a corporation formed under the laws of Canada.

(g)	“Code” means the U.S. Internal Revenue Code of 1986, as heretofore and hereafter amended, and the regulations promulgated thereunder.

(h)	“Committee” has the meaning set forth in Section 6 below.

(i)	“Common Stock” has the meaning set forth in Section 5 below.

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(j)	“Company” and “Company Group” have the meanings set forth in Section 1 above.

(k)	“Consultant” means (i) in respect of a resident of Ontario an individual (A.) that is engaged to provide on a bona fide basis consulting, technical, management or other services to the Company (or to an Affiliated Entity) under a written contract between the Company (or the Affiliated Entity) and the individual and a Consultant Company or Consultant Partnership of the individual, and (B.) in the reasonable opinion of the Board, spends or will spend a significant amount of time and attention on the affairs and business of the Company (or an Affiliated Entity), and (ii) in respect of a resident of a jurisdiction other than Ontario, any person who is determined by the Board, having regard to applicable securities laws, to be a consultant of or other contributor to any member of the Company Group.

(1)	“Consultant Company” means, for an individual Consultant, a company of which the individual Consultant is an employee or shareholder.

(m)	“Consultant Partnership” means, for an individual consultant, a partnership of which the individual Consultant is an employee or partner.

(n)	“Convertible Security” means a security of an issuer that is convertible into, or carries the right of the holder to purchase or otherwise acquire, or of the Company to cause the purchase or acquisition of, a security of the issuer.

(o)	“Director” means a director of the Company or an Affiliated Entity.

(p)	“Disability” has the meaning set forth in Section 22(e)(3) of the Code.

(q)	“Distribution” has the meaning given to the term “distribution” in Section 1(1) of the OSA and includes a deemed distribution under applicable Ontario securities laws.

(r)	“Effective Date” has the meaning set forth in Section 4 below.

(s)	“Employee” means:
(i)	in respect of a resident of Ontario, an employee of the Company or an Affiliated Entity;

(ii)	in respect of a U.S. resident, an “employee” as defined in Section 3401(c) of the Code; and

(iii)	in respect of a resident of any jurisdiction other than the U.S. or Ontario, a person who is determined by the Board, having regard to applicable securities laws, to be an employee of any member of the Company Group.
(t)	“Event” has the meaning set forth in Section 11 below.

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(u)	“Exchangeable Security” means a security of the issuer that is exchangeable for, or carries the right of the holder to purchase or otherwise acquire, or of the issuer to cause the purchase or acquisition of, a security of another issuer.

(v)	“Exchange Act” means the U.S. Securities Exchange Act of 1934, as heretofore and hereafter amended.

(w)	“Executive” means an officer of the Company or of an Affiliated Entity or a director of the Company or an Affiliated Entity.

(x)	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(i)	If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, or the Toronto Stock Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system (or, if such stock is listed on more than one such exchange or system, the exchange or system on which the highest volume of shares were traded) for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii)	In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.
(y)	“Incentive Option” has the meaning set forth in Section 3 below.

(z)	“Listed Issuer” has the meaning given to the term “listed issuer” in MI 45-105.

(aa)	“MI 45-105” means Multilateral Instrument 45-105 (Trades to Employees, Senior Officers, Directors, and Consultants), as heretofore and hereafter amended.

(bb)	“Multiple Convertible Security” means a security of an issuer that is convertible into, or exchangeable for, or carries the right of the holder to purchase or otherwise acquire, or of the issuer to cause the purchase or acquisition of, a convertible security, an exchangeable security or another multiple convertible security.

(cc)	“Nonqualified Option” has the meaning set forth in Section 3 below.

(dd)	“Option” has the meaning set forth in Section 3 below.

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(ee)	“OSA” means the Securities Act (Ontario), as heretofore and hereafter amended.

(ff)	“Participant” has the meaning set forth in Section 7 below.

(gg)	“Plan” has the meaning set forth in Section 1 above.
(i)	“Purchase Authorization” has the meaning set forth in Section 3 below.
(hh)	“Related Person” means (i) a director or senior officer of the Company, or (ii) an Associate of a director or senior officer of the Company.

(ii)	“Service” means the performance of work as an Employee, Director or Consultant.

(jj)	“Share Compensation Arrangement” means a compensation or incentive arrangement for an Executive or a plan provide for compensation or incentive arrangements for an Executive.

(kk)	“Shares” means shares of Common Stock.

(11)	“Stock Bonus” has the meaning set forth in Section 3 below.

(mm)	“Subsidiary” has the meaning set forth in Section 424(f) of the Code.
3.	Awards.

The Board intends to achieve the Plan objectives by granting:
(a)	options (“Options”), that, in the case of Participants that are resident in the United States or are otherwise subject to taxation as U.S. residents, shall be (A.) incentive stock options (“Incentive Options”), which are intended to qualify under the provisions of Section 422 of the Code (as hereinafter defined) or (B.) non-statutory stock options (“Nonqualified Options”), which are not intended to meet the requirements of Section 422 of the Code and which are intended to be taxed upon exercise under Section 83 of the Code (both Incentive Options and Nonqualified Options are included in the definition of “Options”);

(b)	stock purchase authorizations (“Purchase Authorizations”); and/or

(c)	stock bonus awards (“Bonuses”).
4.	Effective Date.

This Plan was adopted by the Board on January 21, 2003. The Effective Date of the Plan is December 20, 2002.

Notwithstanding the foregoing, no Incentive Options shall be granted under this Plan unless the stockholders of the Company shall have approved this Plan within twelve (12) months before or after the Effective Date.

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5.	Stock Covered by the Plan.

The shares of the Common Stock, US$0.0001 par value of the Company (the “Common Stock”), for which Awards may be granted under the Plan shall be subject to the following:
(a)	The maximum number of shares of Common Stock that may be delivered to Participants under the Plan shall be Twenty-Six Million One Hundred Thirty-Three Thousand One Hundred Four (26,133,104) shares of Common Stock.

(b)	If any shares of Common Stock covered by an Award are not delivered to a Participant because the Award is forfeited or canceled, or the shares of Common Stock are not delivered because they are used to satisfy the applicable tax withholding obligation as permitted under Section 9(f) hereof, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

(c)	If the exercise price of any Option granted under the Plan is satisfied by tendering shares of Common Stock to the Company (by either actual delivery or by attestation), only the number of shares of Common Stock issued net of the shares of Common Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Common Stock available for delivery under the Plan.

(d)	The number of shares of Common Stock available for Awards under the Plan is subject to adjustment as provided in Sections 11 and 12 below.

(e)	The shares underlying Awards under this Plan may, in whole or in part, be either authorized but unissued Shares or issued Shares reacquired by the Company.
6.	Administration.
(a)	The Plan will be administered by the Board.

(b)	To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). Different Committees with respect to different groups of Participants may administer the Plan. If and when the Common Stock is registered under the Exchange Act, then:
(i)	to the extent that the Board determines it to be desirable to qualify Options granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code or otherwise meeting the requirements of Section 162(m) at such time; and

(ii)	to the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 of the Exchange Act, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

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(c)	To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

(d)	All references in the Plan to the “Board” shall mean the Board or a Committee of the Board or the executive officer referred to in Section 6(b) to the extent that the Board’s power or authority under the Plan has been delegated to such Committee or executive officer.

(e)	The Board shall have the authority, subject to the express provisions of the Plan, to construe the Plan and the respective Awards and related agreements; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the terms, conditions, performance criteria (if any), restrictions and provisions of the respective Awards and related agreements; to modify or amend any award (subject to Section 17(a)) hereof), including to accelerate the vesting, waive forfeiture provisions and extend the post-termination exercisability periods of Awards; and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Award or related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency. No member of the Board or any person acting pursuant to the authority delegated by the Board hereunder shall be liable for any action or determination relating to or under the Plan made in good faith. All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award.

(f)	The Board shall have the authority to create and authorize one or more sub-plans (each, a “Sub-Plan”, and collectively, the “Sub-Plans”) for the purpose of granting Awards under the Plan in compliance with the applicable tax, securities and other legal and regulatory requirements of any particular jurisdiction and/or to the extent necessary to qualify any Awards for favorable tax treatment under the laws of any particular jurisdiction. Any Award granted pursuant to a Sub-Plan shall be subject to all of the terms and conditions of the Plan, except to the extent specified in the Sub- Plan and related agreement entered into by the Company pursuant thereto. No Sub- Plan shall have the effect of increasing any maximum number of shares of Common Stock that may be delivered to Participants under the Plan (including, for greater certainty, any Sub-Plan) pursuant to Section 5(a) hereof. The creation and authorization of a Sub-Plan shall not require further action on the part of the stockholders of the Company unless required by Section 17 of the Plan. Unless the context requires otherwise, references in the Plan to the term “Plan” shall include any and all Sub-Plans in effect at the applicable time.

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7.	Eligible Recipients.

Subject to the restrictions of Section 5 above, Awards may be granted to such Employees, Directors or Consultants of any member of Company Group, including without limitation members of any advisory boards if and to the extent such persons qualify as “Consultants” as such term is defined herein, as are selected by the Board (any such Employee, Director or Consultant being referred to herein as a “Participant”); provided, that:
(a)	Only Employees of the Company Group shall be eligible for grants of Incentive Options; and

(b)	the Company shall not make any Award to a registrant (as such term is defined in the OSA) who is a Consultant if such Award would be in connection with services provided by the registrant relating to a Distribution.
8.	Duration of the Plan.

This Plan shall terminate ten (10) years from the Effective Date hereof, unless terminated earlier pursuant to Section 17 below, and no Awards may be granted or made thereafter; provided, however, that in the event of Plan termination, the Plan shall nonetheless remain in effect for all other purposes as long as any Awards under it are outstanding with respect to such Awards.

9.	Terms and Conditions of Awards.

Awards granted under this Plan shall be evidenced by grant forms or agreements in such form and containing such terms and conditions as the Board shall determine; provided, however, that such grant form or agreement shall evidence among their terms and conditions the following:
(a)	Price. Unless otherwise determined by the Board, the purchase price per Share payable upon the exercise or purchase of each Award granted or made hereunder shall be determined in accordance with the following:
(i)	Subject to Section 9(l)(i) below, if applicable, the purchase price per Share payable upon the exercise of each Incentive Option granted hereunder shall not be less than the Fair Market Value per Share on the day the Incentive Option is granted.

(ii)	The purchase price per Share payable upon the exercise of each Option granted to any person who is not a non-resident of Canada for the purposes of the Income Tax Act (Canada) shall be not less than the Fair Market Value per Share on the date the Option is granted.

(iii)	The purchase price per Share payable upon the exercise of each Nonqualified Option granted hereunder or upon the award of Shares pursuant to each Purchase Authorization made hereunder shall be not less than eight-five percent (85%) of the Fair Market Value per Share on the date of grant or award.

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(iv)	Notwithstanding the foregoing, Options and Purchase Authorizations may be granted or awarded with a per Share exercise price of less than the Fair Market Value per Share on the date of grant or award pursuant to a merger or similar corporate transaction.

(v)	No Share shall be issued for less than its par value, if any.

(vi)	Stock Bonuses shall be issued in consideration of Services previously rendered, which shall be valued for such purposes by the Board.
(b)	Number of Shares. Each grant form or agreement shall specify the number of Shares to which it pertains.

(c)	Term of Option. The term of each Option shall be the term stated in the grant form or agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof or five (5) years in the case of Incentive Options to which
Section 9(1) applies.

(d)	Exercise of Options. Each Option shall be exercisable for the full amount or for any part thereof and at such intervals or in such installments as the Board may determine at the time it grants such Option. An Option or Purchase Authorization shall be exercisable only by delivery of a written notice to the Company’s CFO, or any other employee of the Company designated by the Board to accept such notices on its behalf, specifying the number of Shares for which such Award is exercised and accompanied by either:
(i)	payment or,

(ii)	if permitted by the Board, irrevocable instructions to a broker to promptly deliver to the Company full payment in accordance with Section 9(e)(iii)II below of the amount necessary to pay the aggregate exercise price. With respect to an Incentive Option, the permission of the Board referred to in clause (ii) of the preceding sentence must be granted at the time the Incentive Option is granted.
(e)	Payment. Payment shall be made in full:
(i)	at the time the Option is exercised, or

(ii)	promptly after the Participant forwards the irrevocable instructions referred to in Section 9(d)(ii) above to the appropriate broker, if exercise of an Option is made pursuant to Section 9(d)(ii) above, or

(iii)	at the time the purchase pursuant to a Purchase Authorization is made. Payment shall be made:
I.	in cash;

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II.	by bank draft or certified check;

III.	subject to Section 9(g) below, in the case of an Option, if permitted by the Board (with respect to an Incentive Option, such permission to have been granted at the time of the Incentive Option grant) and, with respect to any Option held by a U.S. resident only when the Common Stock is registered under the Exchange Act, by actual delivery or deemed delivery and assignment to the Company of shares of Common Stock which (1) have a fair market value equal to the exercise or purchase price (provided that the fair market value of such shares for this purpose shall be deemed to be equal to the Fair Market Value of same) and (2) except to the extent otherwise permitted by the Board in any instance, have been owned by the Participant (or other person(s) exercising the Participant’s rights under this Plan) for at least six months prior to the date of delivery or deemed delivery of such shares (or such other period as may be required to avoid a charge to the Company’s earnings) or were not acquired, directly or indirectly, from the Company and are acceptable to the Board;

IV.	if permitted by the Board, stated in the Agreement evidencing the Option or Purchase Authorization, and to the extent permitted by applicable law, by the Participant’s recourse promissory note, which note must be due and payable not more than five (5) years after the date the Option or Purchase Authorization is exercised;

V.	by a combination of one or more of the foregoing methods; or

VI.	such other consideration and method of payment for the Common Stock approved by the Board, to the extent permitted by applicable laws (and, with respect to an Incentive Option, only if such approval was granted at the time of the Incentive Option grant).
For purposes of this Section and Section 9(f) below, a deemed delivery of shares shall mean the offset by the Company of a number of shares subject to the Option or Purchase Authorization against an equal number of shares of Common Stock owned by the Participant, which may be accomplished by attestation by the Participant as to such shares owned. If shares of Common Stock are to be used to pay the exercise price of an Incentive Option, the Company must be furnished with evidence satisfactory to it prior to such payment that the acquisition of such shares and their transfer in payment of the exercise price satisfy the requirements of Section 422 of the Code and other applicable laws.

(f)	Withholding Taxes; Delivery of Shares. The Company’s obligation to deliver Shares upon exercise of an Option or upon purchase pursuant to a Purchase Authorization or issuance pursuant to a Stock Bonus shall be subject to the Participant’s satisfaction of all applicable income, employment and non-resident tax withholding obligations. Without limiting the generality of the foregoing, the Company shall have the right to deduct from payments of any kind otherwise due to

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the Participant any taxes of any kind required by law to be withheld with respect to any Common Stock issued upon exercise of Options or purchased or issued pursuant to Purchase Authorizations (to the extent the Participant, if a U.S. resident, files an election under Section 83(b) of the Code) or which become vested pursuant to Purchase Authorizations (if, in the case of a Participant who is a U.S. resident, no election under Section 83(b) of the Code is filed) or Stock Bonuses. Payment of withholding taxes may be made
(i)	by cash,

(ii)	subject to Section 9(g) below, through the surrender (by actual or deemed delivery) of shares of Common Stock which the Participant already owns and which, except to the extent otherwise permitted by the Board in any instance, have been owned by the Participant for at least six months prior to the date of delivery or deemed delivery of such Shares (or such other period as may be required to avoid a charge to the Company’s earnings) or were not acquired, directly or indirectly, from the Company (provided, that, in the case of Participants who are resident in the United States, such shares of Common Stock are registered under the Exchange Act), or

(iii)	to the extent of the minimum applicable federal, state and/or provincial withholding rate only, through the surrender of shares of Common Stock to which the Participant is otherwise entitled under the Plan, subject to the discretion of the Board to require payment in cash if it determines that payment by other methods is not in the best interests of the Company.
(g)	Restrictions. A Participant who is a resident of Ontario shall only be permitted to (i) pay the exercise price or purchase price of an Option by actual delivery or deemed delivery and assignment to the Company of Common Stock pursuant to Section 9(e)(iii)III above, or (ii) pay withholding taxes by the surrender (by actual or deemed delivery) of shares of Common Stock which the Participant already owns pursuant to Section 9(f) above, if the aggregate number, or, in the case of debt securities that are Convertible Securities, Exchangeable Securities or Multiple Convertible Securities, the aggregate principal amount, of securities acquired by the Company within a 12 month period for such purpose(s) does not exceed 5% of the outstanding shares of Common Stock at the beginning of the period.

(h)	Non-Transferability. Except as the Board may otherwise specify in an Award (which it shall not do in any Incentive Option Award), no Option or Purchase Authorization shall be transferable by the Participant otherwise than by will or the laws of descent or distribution, and each Option or Purchase Authorization shall be exercisable during the Participant’s lifetime only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

(i)	Termination of Options and Purchase Authorizations. Each Purchase Authorization shall terminate and may no longer be exercised if the Participant ceases

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for any reason to provide Services. Except to the extent the Board provides specifically in a grant form or agreement for a lesser period (or a greater period, in the case of Options other than Incentive Options only), each Option shall terminate and may no longer be exercised if the Participant ceases for any reason to render continuous Service, in accordance with the following provisions:
(i)	if the Participant resigns from Service, the Option shall terminate on the date that is thirty (30) days after the date of such resignation;

(ii)	if the Participant ceases to render Service for any reason other than death or Disability, the Participant may, at any time within a period of three (3) months after the date of such cessation of Service, exercise the Option to the extent that the Option was exercisable on the date of such cessation;

(iii)	if the Participant ceases to render Service because of Disability (as determined by the Board), the Participant may, at any time within a period of one (1) year after the date of such cessation of Service, exercise the Option to the extent that the Option was exercisable on the date of such cessation; and

(iv)	if the Participant ceases to render Service because of death, the Option, to the extent that the Participant was entitled to exercise it on the date of death, may be exercised within a period of one (1) year after the Participant’s death by the person or persons to whom the Participant’s rights under the Option pass by will or by the laws of descent or distribution;
provided, however, that no Option or Purchase Authorization may be exercised to any extent by anyone after the date of its expiration; and provided, further, that Options and Purchase Authorizations may be exercised at any time only as to Shares which at such time are available for acquisition pursuant to the terms of the applicable grant form or agreement.

The Board shall have full power and authority to extend the period of time for which an Option is to remain exercisable following termination of Participant’s Service from the periods set forth in subsection 9(i)(i), (ii), (iii) or (iv) above or in the applicable grant form of agreement to such greater time as the Board shall deem appropriate, provided that in no event shall such Option be exercisable later than the date of expiration of the term of such Option as set forth in the grant form or agreement.

For the purposes of the Plan, the date of the cessation of Services shall be the date of actual cessation of Services as determined by the Company Group without reference to any period of notice of termination of employment that any member of the Company Group may be required to provide at law or pursuant to the terms of any employment agreement between the Participant and any member of the Company Group.

(j)	Rights as Stockholder. A Participant shall have no rights as a stockholder with respect to any Shares covered by an Award until the date of issuance of a stock

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certificate in the Participant’s name for such Shares. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of any Option or Purchase Authorization or promptly upon issuance of a Stock Bonus.

(k)	Repurchase of Shares by the Company. Any Shares acquired upon exercise of an Option or pursuant to a Purchase Authorization or Stock Bonus and any gain realized upon exercise of any Options may in the discretion of the Board be subject to repurchase by or forfeiture to the Company if and to the extent and at the repurchase price, if any, specifically set forth in the grant form or agreement pursuant to which the Shares were acquired or in any separate repurchase agreement attached to or required by such Award grant form or agreement. Certificates representing Shares subject to such repurchase or forfeiture may be subject to such escrow and stock legending provisions as may be set forth in the Award grant form or agreement pursuant to which the Shares were acquired.

(l)	10% Stockholder. If any Participant to whom an Incentive Option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company, its parent, if any, or subsidiaries, then the following special provisions shall be applicable:
(i)	The exercise price per Share subject to such Option shall not be less than 110% of the fair market value of each Share on the date of grant; and

(ii)	The Option shall not have a term in excess of five (5) years from the date of grant.
(m)	Right to Terminate Service. Nothing contained in the Plan or in any Award granted hereunder shall restrict the right of any member of the Company Group to terminate the employment of any Participant or other Service by the Participant at any time and for any reason.
10.	Restrictions on Incentive Options.

Incentive Options granted under this Plan shall be specifically designated as such and shall be subject to the additional restriction that the aggregate fair market value, determined as of the date the Incentive Option is granted, of the Shares with respect to which Incentive Options are exercisable for the first time by a Participant during any calendar year shall not exceed US$100,000. If an Incentive Option which exceeds the US$100,000 limitation of this Section 10 is granted, the portion of such Option which is exercisable for Shares in excess of the US$100,000 limitation shall be treated as a Nonqualified Option pursuant to Section 422(d) of the Code. In the event that such Participant is eligible to participate in any other stock incentive plans of the Company, its parent, if any, or a subsidiary which are also intended to comply with the provisions of Section 422 of the Code, such annual limitation shall apply to the aggregate number of shares for which options may be granted under all such plans.

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The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) intended to be an Incentive Option is not an Incentive Option.

11.	Dissolution or Liquidation.

Prior to any dissolution or liquidation of the Company (an “Event”), the Board may decide to terminate each outstanding Option and Purchase Authorization. If the Board so decides, each Option and Purchase Authorization shall terminate as of the effective date of the Event, but the Board shall suspend the exercise of all outstanding Options and Purchase Authorizations at a reasonable time prior to the Event, giving each person affected thereby not less than fourteen days written notice of the date of suspension, prior to which date such person may purchase in whole or in part the Shares otherwise available to him as of the date of purchase. For purposes of this section, the Shares available to any person as of the date of purchase shall include all Shares issuable under any accelerated Awards of such person pursuant to Section 13 below. In addition, the Board may provide for a Participant to have the right to exercise his or her Option or Purchase Authorization as to all the Shares covered thereby, including Shares as to which the Option or Purchase Authorization would not otherwise be exercisable. The Board may specify the effect of a liquidation or dissolution on any Purchase Authorization or other Award granted under the Plan at the time of the grant of such Award. If the Event is not consummated, the suspension shall be removed and all Awards shall continue in full force and effect, subject to their terms.

12.	Adjustment in Shares.

Appropriate adjustment shall be made by the Board in the maximum number of Shares subject to the Plan and in the number, kind, and exercise price of Shares covered by outstanding Awards granted hereunder to give effect to any stock dividends, stock splits, stock combinations, recapitalizations and other similar changes in the capital structure of the Company after the Effective Date of the Plan. In the event of a change of the Common Stock resulting from a merger or similar reorganization as to which the Company is the surviving corporation, the number and kind of Shares which thereafter may be purchased pursuant to an Award under the Plan and the number and kind of Shares then subject to Awards granted hereunder and the price per Share thereof shall be appropriately adjusted in such manner as the Board may deem equitable to prevent dilution or enlargement of the rights available or granted hereunder. The Board’s determination in any specific situation shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

13.	Acquisition Events.
(a)	An “Acquisition Event” shall mean:
(i)	any merger or consolidation after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or

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acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event; or

(ii)	any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction); or

(iii)	any other acquisition of the business of the Company, as determined by the Board.
(b)	Unless otherwise expressly provided in the applicable Award, upon the occurrence of an Acquisition Event, the Board or the board of directors of any entity assuming the obligations of the Company hereunder (as used in this Section 13, also the “Board”) shall, as to outstanding Options and Purchase Authorizations, either (i) make appropriate provision for the continuation of such Options and Purchase Authorizations by substituting on an equitable basis for the shares then subject to such Options or Purchase Authorizations either (a) the consideration payable with respect to the outstanding shares of Common Stock in connection with the Acquisition Event, (b) shares of stock of the surviving or successor corporation or (c) such other securities as the Board deems appropriate, the fair market value of which shall not materially differ from the fair market value of the shares of Common Stock subject to such Options and Purchase Authorizations immediately preceding the Acquisition Event; or (ii) upon written notice to the Participants, provide that all Options and Purchase Authorizations must be exercised, to the extent then exercisable or to be exercisable as a result of the Acquisition Event, within a specified number of days of the date of such notice, at the end of which period the Options and Purchase Authorizations shall terminate; or (iii) terminate all Options and Purchase Authorizations in exchange for a cash payment equal to the excess of the fair market value of the Shares subject to such Options and Purchase Authorizations (to the extent then exercisable or to be exercisable as a result of the Acquisition) over the exercise price thereof.

(c)	Upon the occurrence of any Acquisition Event, the repurchase and other rights of the Company under each outstanding Award shall inure to the benefit of the Company’s successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Award.

(d)	The Board shall specify the effect of an Acquisition Event on any other Award granted under the Plan at the time of the grant of such Award.
14.	Investment Representations; Transfer Restrictions.

The Company may require Participants, as a condition of acquiring Shares pursuant to Awards hereunder, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Shares for the Participant’s own

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account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate (including without limitation confirmation that the Participant is aware of any applicable restrictions on transfer of the Shares, as specified in the by-laws of the Company or otherwise) in order to comply with federal and applicable state, provincial or other securities laws.

15.	Lock-up Agreement.

If requested in writing by the Company or any underwriter of the securities of the Company, each Participant shall agree not to sell or otherwise transfer or dispose of any of the Shares for a period not to exceed 180 days following the effective date of a registration statement or receipt date of a (final) prospectus of the Company and, at the Company or such underwriter’s request, shall sign a lock-up agreement to such effect.

16.	Securities Law Compliance.

While the Plan is intended to satisfy Section 25102(o) of the California Corporations Code, SEC Rule 701, and MI 45-105, Options may be granted under the Plan in reliance upon other state, U.S. federal or provincial securities law exemptions and to the extent another exemption is relied upon, the terms of the Plan which are required only because of the California Corporations Code, SEC Rule 701, and MI 45-105, as applicable, need not apply.

17.	Termination or Amendment of Plan.

The Board may by written action at any time terminate the Plan or make such changes in or additions to the Plan (including, without limitation, the creation or authorization of any Sub-Plan as contemplated by Section 6(f)) as it deems advisable without further action on the part of the stockholders of the Company, provided:
(a)	that no such termination or amendment shall adversely affect or impair any then outstanding Award or related agreement without the consent of the Participant holding such Award or related agreement; and

(b)	that if the Plan itself shall have been approved by the stockholders of the Company, no such amendment which, pursuant to (i) the Code, (ii) the Exchange Act, or the regulations thereunder, (iii) any rules and regulations of any stock exchange or consolidated stock price reporting system on which prices for the Common Stock are quoted at any time, (iv) MI 45-105, or (v) any other applicable federal, state or foreign laws, rules and regulations requiring action by the stockholders, requires action by the stockholders may be made without obtaining, or being conditioned upon, stockholder approval.
With the consent of the Participant affected, the Board may amend outstanding Awards or related agreements in a manner not inconsistent with the Plan. The Board shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Options granted under the Plan to the extent necessary to qualify any or all such

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Options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

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